UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or Section 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): October 27, 2009

CAMDEN LEARNING CORPORATION
(Exact name of registrant as specified in its charter)

Delaware	000-52919	83-0479936
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

500 East Pratt Street, Suite 1200 Baltimore, MD	21202
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (410) 878-6800

Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation to the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☒	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ADDITIONAL INFORMATION AND FORWARD-LOOKING STATEMENTS

CAMDEN LEARNING CORPORATION (“CAMDEN”) AND DLORAH, INC. (“DLORAH”) CLAIM THE PROTECTION OF THE SAFE HARBOR FOR “FORWARD-LOOKING STATEMENTS” WITHIN THE MEANING OF THE PRIVATE SECURITIES LITIGATION REFORM ACT OF 1995. FORWARD-LOOKING STATEMENTS ARE STATEMENTS THAT ARE NOT HISTORICAL FACTS. SUCH FORWARD-LOOKING STATEMENTS, BASED UPON THE CURRENT BELIEFS AND EXPECTATIONS OF MANAGEMENT OF CAMDEN AND DLORAH REGARDING, AMONG OTHER THINGS, CAMDEN’S PROPOSED BUSINESS COMBINATION WITH DLORAH DISCUSSED HEREIN AND THE BUSINESS OF DLORAH, ARE SUBJECT TO RISKS AND UNCERTAINTIES, WHICH COULD CAUSE ACTUAL RESULTS TO DIFFER FROM THE FORWARD-LOOKING STATEMENTS. THE FOLLOWING FACTORS, AMONG OTHERS, COULD CAUSE ACTUAL RESULTS TO DIFFER FROM THOSE SET FORTH IN THE FORWARD-LOOKING STATEMENTS: CHANGING INTERPRETATIONS OF GENERALLY ACCEPTED ACCOUNTING PRINCIPLES; CONTINUED COMPLIANCE WITH GOVERNMENT REGULATIONS; CHANGING LEGISLATION OR REGULATORY ENVIRONMENTS; REQUIREMENTS OR CHANGES AFFECTING THE BUSINESS IN WHICH DLORAH IS, AND CAMDEN WILL BE, ENGAGED; MANAGEMENT OF GROWTH; INTENSITY OF COMPETITION; GENERAL ECONOMIC CONDITIONS; AS WELL AS OTHER RELEVANT RISKS DETAILED IN CAMDEN’S FILINGS WITH THE SECURITIES AND EXCHANGE COMMISSION (THE “SEC”) IN CONNECTION WITH THE PROPOSED BUSINESS COMBINATION. THE INFORMATION SET FORTH HEREIN SHOULD BE READ IN LIGHT OF SUCH RISKS. NEITHER CAMDEN NOR DLORAH ASSUMES ANY OBLIGATION TO UPDATE THE INFORMATION CONTAINED IN THIS CURRENT REPORT.

CAMDEN INTENDS TO HOLD PRESENTATIONS FOR CERTAIN OF ITS SECURITYHOLDERS, AS WELL AS OTHER PERSONS WHO MIGHT BE INTERESTED IN PURCHASING CAMDEN’S SECURITIES, REGARDING ITS PROPOSED BUSINESS COMBINATION WITH DLORAH, AS DESCRIBED IN THIS CURRENT REPORT. THIS CURRENT REPORT WILL BE DISTRIBUTED TO PARTICIPANTS AT SUCH PRESENTATIONS.

CAMDEN HAS FILED A PRELIMINARY PROXY STATEMENT AND CERTAIN AMENDMENTS THERETO WITH THE SEC IN CONNECTION WITH THE PROPOSED TRANSACTIONS. STOCKHOLDERS AND WARRANTHOLDERS OF CAMDEN AND OTHER INTERESTED PERSONS ARE URGED TO READ THESE DOCUMENTS BECAUSE THEY CONTAIN IMPORTANT INFORMATION. SUCH PERSONS CAN ALSO READ CAMDEN’S FINAL PROSPECTUS, DATED NOVEMBER 29, 2007, ITS ANNUAL REPORT ON FORM 10-K FOR THE FISCAL YEAR ENDED MAY 31, 2009 (THE “ANNUAL REPORT”) AND OTHER REPORTS AS FILED WITH THE SEC, FOR A DESCRIPTION OF THE SECURITY HOLDINGS OF CAMDEN’S OFFICERS AND DIRECTORS AND THEIR AFFILIATES AND THEIR RESPECTIVE INTERESTS IN THE SUCCESSFUL CONSUMMATION OF THE PROPOSED TRANSACTIONS. THE DEFINITIVE PROXY STATEMENT WILL BE MAILED TO STOCKHOLDERS AND WARRANTHOLDERS AS OF A RECORD DATE TO BE ESTABLISHED FOR VOTING ON THE PROPOSED TRANSACTIONS. STOCKHOLDERS, WARRANTHOLDERS AND OTHERS WILL ALSO BE ABLE TO OBTAIN A COPY OF THE DEFINITIVE PROXY STATEMENT WITHOUT CHARGE, BY DIRECTING A REQUEST TO CAMDEN IN WRITING AT 500 EAST PRATT STREET, SUITE 1200, BALTIMORE, MD 21202, OR BY TELEPHONE AT (410) 878-6800. FREE COPIES OF THESE DOCUMENTS CAN ALSO BE OBTAINED, WHEN AVAILABLE, AT THE SEC’S INTERNET SITE (http://www.sec.gov).

CAMDEN AND DLORAH AND THEIR RESPECTIVE DIRECTORS AND EXECUTIVE OFFICERS MAY BE DEEMED TO BE PARTICIPANTS IN THE SOLICITATION OF PROXIES FOR THE SPECIAL MEETING OF CAMDEN’S STOCKHOLDERS AND WARRANTHOLDERS TO BE HELD TO APPROVE THE PROPOSED TRANSACTIONS. THE UNDERWRITERS OF CAMDEN’S INITIAL PUBLIC OFFERING MAY PROVIDE ASSISTANCE TO CAMDEN, DLORAH AND THEIR RESPECTIVE DIRECTORS AND EXECUTIVE OFFICERS, AND MAY BE DEEMED TO BE PARTICIPANTS IN THE SOLICITATION OF PROXIES. A SUBSTANTIAL PORTION OF THE UNDERWRITERS’ FEES RELATING TO CAMDEN’S INITIAL PUBLIC OFFERING WERE DEFERRED PENDING STOCKHOLDER APPROVAL OF CAMDEN’S INITIAL BUSINESS COMBINATION, AND STOCKHOLDERS AND WARRANTHOLDERS ARE ADVISED THAT THE UNDERWRITERS HAVE A FINANCIAL INTEREST IN THE SUCCESSFUL OUTCOME OF THE PROXY SOLICITATION. INFORMATION ABOUT CAMDEN’S DIRECTORS AND EXECUTIVE OFFICERS IS AVAILABLE IN ITS ANNUAL REPORT. ADDITIONAL INFORMATION REGARDING THE INTERESTS OF POTENTIAL PARTICIPANTS IS INCLUDED IN THE PROXY STATEMENT FILED BY CAMDEN WITH THE SEC.

THE INFORMATION ON DLORAH’S WEBSITE IS NOT, AND SHALL NOT BE DEEMED TO BE, A PART OF THIS CURRENT REPORT OR INCORPORATED IN FILINGS CAMDEN MAKES WITH THE SEC.

THIS COMMUNICATION SHALL NOT CONSTITUTE AN OFFER TO SELL OR THE SOLICITATION OF AN OFFER TO BUY ANY SECURITIES, NOR SHALL THERE BE ANY SALE OF SECURITIES IN ANY JURISDICTIONS IN WHICH SUCH OFFER, SOLICITATION OR SALE WOULD BE UNLAWFUL PRIOR TO REGISTRATION OR QUALIFICATION UNDER THE SECURITIES LAWS OF ANY SUCH JURISDICTION.  NO OFFERING OF SECURITIES SHALL BE MADE EXCEPT BY MEANS OF A PROSPECTUS MEETING THE REQUIREMENTS OF SECTION 10 OF THE SECURITIES ACT OF 1933, AS AMENDED.

Item 1.01 Entry into a Material Definitive Agreement.

Amendment No. 1 to the Amended and Restated Agreement and Plan of Reorganization

On October 26, 2009, Amendment No. 1 (“Amendment No. 1”) to the Agreement and Plan of Reorganization, dated as of August 7, 2009, as amended in its entirety by the Amended and Restated Agreement and Plan of Reorganization, dated as of August 11, 2009 (as amended, the “Merger Agreement”), by and among Camden Learning Corporation (“Camden” or the “Company”), Dlorah Subsidiary, Inc., a wholly owned subsidiary of Camden (“Merger Sub”), and Dlorah, Inc., a South Dakota corporation which owns and operates National American University (“Dlorah”), was executed by the parties.  Pursuant to the terms of the Merger Agreement, the Dlorah stockholders have agreed to contribute all of the outstanding capital stock of Dlorah to Camden in exchange for shares of a newly created class of stock, warrants and restricted shares of currently authorized common stock of Camden, as further described below under the heading “Consideration.”  At the closing, Merger Sub will merge with and into Dlorah with Dlorah surviving as a wholly-owned subsidiary of Camden (the “Transaction”).

Consideration

Pursuant to Amendment No. 1, the number of shares of restricted common stock to be issued to the Dlorah stockholders in connection with the Transaction has been reduced from 575,000 shares to 250,000 shares.  Consequently, at the effective time of the Transaction, all equity interests of Dlorah issued and outstanding immediately prior to the Transaction shall automatically convert into the right to receive an aggregate of: (i) 100,000 shares of Class A Stock, par value $.0001 per share, of Camden, which such Class A Common Stock shall be convertible into 15,730,000 shares of Camden common stock, par value $0.0001 per share (the “Common Stock”), as such conversion number may be adjusted as described in the Merger Agreement, (2) 2,800,000 newly issued common stock purchase warrants (the “Warrant Consideration”) to purchase up to 2,800,000 shares of Common Stock at an exercise price of $5.50 per share, and (3) 250,000 shares of restricted Common Stock, which such shares shall not be freely tradable until such time as the Common Stock trades at or above $8.00 per share for any sixty (60) consecutive trading day period; provided, that such shares of restricted Common Stock shall be forfeited on the fifth (5th) anniversary of the date of issuance if such restriction has not been satisfied.

Further, the minimum amount of consideration to be received by Dlorah’s stockholders in the Transaction was increased from 70% to 74.4% of the issued and outstanding capital stock of Camden, on an as-converted and fully diluted basis as of the date of closing. As a result, if, as of the date of closing of the Transaction, the consideration to be received by Dlorah’s stockholders represents less than an aggregate of 74.4% of the issued and outstanding capital stock of Camden, on an as-converted and fully diluted basis, then the number of shares of Common Stock into which the Class A Stock is convertible shall be increased such that the consideration to be received by Dlorah’s stockholders equals 74.4% of the issued and outstanding capital stock of Camden, on an as-converted and fully diluted basis as of the date of the closing of the Transaction.  For purposes of calculating the consideration to be received by Dlorah’s stockholders and the number of shares of issued and outstanding capital stock of Camden, on an as-converted and fully diluted basis, the number of shares of Common Stock constituting the Warrant Consideration shall be 855,556 shares (based on a cashless exercise of the 2,800,000 common stock purchase warrants using a fair market value of $7.92 per share).

Founders’ Warrants

Amendment No. 1 also increases the number of shares of restricted Common Stock to be issued to Camden Learning, LLC, the Company’s sponsor, in exchange for the 2,800,000 common stock purchase warrants owned by Camden Learning, LLC, from 250,000 shares to 575,000 shares.  Consequently, at the effective time of the Transaction, the 2,800,000 common stock purchase warrants owned by Camden Learning, LLC shall be exchanged for 575,000 shares of restricted Common Stock, which shares shall not be freely tradable until such time as the Common Stock trades at or above $8.00 per share for any sixty (60) consecutive trading day period; provided, that such shares of restricted Common Stock shall be forfeited on the fifth (5th) anniversary of the date of issuance if such restriction has not been satisfied.

Elimination of Certain Closing Conditions

Amendment No. 1 eliminated the closing condition that the Common Stock and the Company’s warrants be listed on the Nasdaq Capital Market or the Nasdaq Global Market.  The Common Stock shall continue to be listed on the OTC Bulletin Board.

Elimination of Underwriters' Option and Amendment of Underwriting Agreement

The underwriters of Camden's initial public offering hold a unit purchase option to purchase up to 625,000 shares of Common Stock and 625,000 warrants (convertible into 625,000 shares of Common Stock).  In connection with Amendment No. 1, the underwriters have agreed to surrender such unit purchase option in exchange for aggregate deferred underwriting compensation of $1,750,000 in the event the Transaction closes, such amount to be paid without regard to the number of shares of Common Stock redeemed by the Company in connection with those public stockholders who vote against the Transaction and seek redemption of their Common Stock for a pro rata portion of the amount held in Camden’s trust account.

A copy of Amendment No. 1 is attached hereto as Exhibit 10.1 and is incorporated by reference herein.

Item 8.01 Other Events

On October 27, 2009, Camden announced that the Special Meeting of the Warrantholders and the Special Meeting of the Stockholders will be held on November 23, 2009 at 10:00 a.m. and 10:30 a.m. Eastern time, respectively, at the offices of Ellenoff Grossman & Schole LLP, Camden’s counsel, at 150 East 42nd Street, 11th Floor, New York, New York 10017.  The record date has yet to be determined.

A copy of Camden’s press release is attached hereto as Exhibit 99.1 and is incorporated herein by reference.

Item 9.01.	Financial Statements and Exhibits

(d)	Exhibits.

Exhibit Number	Description

10.1	Amendment No. 1 to the Amended and Restated Agreement and Plan of Reorganization
99.1	Press Release, dated October 27, 2009

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

October 27, 2009	CAMDEN LEARNING CORPORATION

	By:	/s/ David Warnock
	Name:	David Warnock
	Title:	President and Chief Executive Officer